SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 2, 2005

THOMAS PROPERTIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50854	20-0852352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 South Flower Street, Sixth Floor Los Angeles, California	90071
(Address of principal executive offices)	(zip code)

(Registrant’s telephone number, including area code)

213-613-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report on Form 8-K/A amends the report on Form 8-K of Thomas Properties Group, Inc. (the “Company”), filed March 4, 2005, to include the financial statement and pro forma financial information for the Registrant’s completed acquisition of four properties on March 2, 2005 (the “MCP Properties”) in accordance with Rule 3-14 and Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement and pro forma financial information relating to the MCP Properties:

a)	Financial statement of business acquired

Report of Independent Registered Public Accounting Firm

Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2004

Notes to Combined Statement of Revenues and Certain Expenses

b)	Pro forma financial information

Unaudited pro forma condensed consolidated balance sheet of Thomas Properties Group, Inc. as of December 31, 2004

Unaudited pro forma condensed consolidated statement of operations of Thomas Properties Group, Inc. for the year ended December 31, 2004

Notes to pro forma condensed consolidated financial statements of Thomas Properties Group, Inc.

c)	Exhibits

None

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders

Thomas Properties Group, Inc.:

We have audited the accompanying combined statement of revenues and certain expenses of the MCP Properties for the year ended December 31, 2004. This financial statement is the responsibility of the MCP Properties’ management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. The MCP Properties are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the MCP Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and certain expenses presentation. We believe that our audit of the statement of revenues and certain expenses provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the combined statement of revenues and certain expenses. It is not intended to be a complete presentation of the MCP Properties’ combined revenues and expenses.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of the MCP Properties for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California

May 12, 2005

THE MCP PROPERTIES

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2004

(In thousands)

Revenues:
Rental	$16,647
Tenant reimbursements	1,955
Other	478

Total revenues	19,080

Certain expenses:
Rental property operating and maintenance	5,935
Real estate taxes	1,647

Total certain expenses	7,582

Revenues in excess of certain expenses	$11,498

See accompanying notes to combined statement of revenues and certain expenses.

THE MCP PROPERTIES

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2004

(Tabular amounts in thousands)

1. Basis of Presentation

The accompanying combined statement of revenues and certain expenses relates to the combined operations of the following four office properties, collectively the MCP Properties, located in the western suburbs of Philadelphia:

•	Four Falls Corporate Center

•	Oak Hill Plaza

•	Walnut Hill Plaza

•	Valley Square Office Park

On March 2, 2005, TPG/CalSTRS, LLC, a joint venture between Thomas Properties Group, L.P. (an entity in which Thomas Properties Group, Inc. is the general partner) and the California State Teachers’ Retirement System, completed the acquisition of the MCP Properties from affiliates of Equity Office Properties Trust for $136,000,000.

The accompanying combined statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of the MCP Properties for the year ended December 31, 2004 due to the exclusion of certain expenses, including depreciation and amortization expense and interest expense, which may not be comparable to the future operations of the MCP Properties.

2. Summary of Significant Accounting Policies and Practices

(a) Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases.

Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred. Lease termination fees of $352,000, which are included in other income in the accompanying combined statement of revenues and certain expenses, are recognized when the related leases are canceled and the landlord has no continuing obligation to provide services to such former tenants.

(b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the combined statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

THE MCP PROPERTIES

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

YEAR ENDED DECEMBER 31, 2004

(Tabular amounts in thousands)

3. Minimum Future Lease Rentals

The MCP Properties are subject to various lease agreements with tenants. As of December 31, 2004, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter, on a cash basis, are as follows:

Year ending December 31:
2005	$14,851
2006	12,682
2007	8,769
2008	6,862
2009	4,306
Thereafter	3,423

$50,893

The leases also generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are not included in the amounts above.

4. Related Party Transactions

Property management services were provided by an affiliated entity of the former owners and operators of the MCP Properties. Management fees are equal to the greater of 4% of monthly gross operating receipts or $2,500 monthly.

Management fees of $748,000 for the year ended December 31, 2004 are included in rental property operating and maintenance expense in the accompanying statement of revenues and certain expenses.

Property insurance of $177,000 for the year ended December 31, 2004 was charged by an affiliated entity of the former owners and operators of the MCP Properties for obtaining insurance coverage under a master insurance policy.

5. Commitments and Contingencies

The MCP Properties are subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims would not have a material impact on the MCP Properties’ revenues and certain expenses.

In connection with the ownership and operation of the real estate project, the MCP Properties may be potentially liable for costs and damages related to environmental matters, including asbestos-containing materials. The MCP Properties have not been notified by any governmental authority of any non-compliance, liability or other claim in connection with any of the properties, and the MCP Properties are not aware of any other environmental condition with respect to any of the properties that management believes will have a material adverse effect on the MCP Properties’ revenues and certain expenses.

THOMAS PROPERTIES GROUP, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements of Thomas Properties Group, Inc. (the “Company”) as of December 31, 2004 and for the year ended December 31, 2004 are presented as if the purchase of the MCP Properties and related financing transaction occurred on December 31, 2004 for the pro forma condensed consolidated balance sheet and on January 1, 2004 for the pro forma condensed consolidated statement of operations. Additionally, the pro forma condensed consolidated statement of operations is presented as if the acquisition of a third party interest in One Commerce Square, acquisition of interests in unconsolidated subsidiaries, and the effects of our initial public offering (the “Offering”), which was completed on October 13, 2004, and related formation transactions, had all occurred as of January 1, 2004.

The pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements of the Company, the combined historical financial statements of the Thomas Properties Group Predecessor (the “Predecessor), and the separate historical consolidated financial statements of TPG/CalSTRS, LLC, including the notes thereto, that were filed as part of the Company’s annual report on Form 10-K for the year ended December 31, 2004.

The pro forma condensed consolidated financial statements do not purport to represent our financial position or the results of operations that would actually have occurred assuming purchase of the MCP Properties and related financing transaction, acquisition of a third party interest in One Commerce Square, acquisition of interests in unconsolidated subsidiaries, and the effects of our Offering, and related formation transactions all had occurred by December 31, 2004 or as of January 1, 2004; nor do they purport to project our financial position or results of operations as of any future date or for any future period.

THOMAS PROPERTIES GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

December 31, 2004

(Unaudited)

(In thousands)

	Company Historical	Acquisition of the MCP Properties	Company Pro Forma
	(A)	(B)
ASSETS
Investments in real estate	$282,485	$—	$282,485
Investments in unconsolidated real estate entities	31,624	8,800	40,424
Cash and cash equivalents, including restricted cash	69,455	(8,800)	60,655
Short-term investments	14,000	—	14,000
Rents, deferred rents and other receivables, net	31,565	—	31,565
Deferred leasing and loan costs, net	16,871	—	16,871
Deferred tax asset	40,138	—	40,138
Other assets, net	5,464	—	5,464

Total assets	$491,602	$—	$491,602

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage loans	$206,373	$—	$206,373
Other secured loans	89,517	—	89,517
Accounts payable and other liabilities, net	11,870	—	11,870

Total liabilities	307,760	—	307,760

Total minority interests	77,909	—	77,909

Commitments and contingencies

Stockholders’ equity:
Preferred stock	—	—	—
Common stock	143	—	143
Limited voting stock	167	—	167
Additional paid-in capital	106,673	—	106,673
Deficit	(581)	—	(581)
Unearned compensation, net	(469)	—	(469)

Total stockholders’ equity	105,933	—	105,933

Total liabilities and stockholders’ equity	$491,602	$—	$491,602

See accompanying notes to pro forma condensed consolidated financial statements

THOMAS PROPERTIES GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

(Unaudited)

(In thousands, except share and per share data)

	The Company and the Predecessor Historical	Acquisition of Third Party Interests in One Commerce Square	Acquisition of Interest in Unconsolidated Subsidiaries	Acquisition of the MCP Properties	Other Pro Forma Adjustments		Company Pro Forma
	(C)	(D)	(E)	(F)
Revenues:
Rental	$27,967	$5,142	$—	$—	$—		$33,109
Tenant reimbursements	14,585	3,507	—	—	—		18,092
Parking and other	3,304	727	—	—	—		4,031
Investment advisory, management, leasing and development services	6,516	—	(52)	—	—		6,271
			(193)
Investment advisory, management, leasing, and development services—uncombined/unconsolidated real estate entities	5,463	(296)	(642)	1,455	—		6,173
			193

Total revenues	57,835	9,080	(694)	1,455	—		67,676

Expenses:
Rental property operating and maintenance	11,363	3,078	—	—	—		14,441
Real estate taxes	5,036	1,139	—	—	—		6,175
Investment advisory, management, leasing and development services	10,709	(140)	—	—	—		10,569
Rent—uncombined/unconsolidated real estate entities	265	(49)	(16)	—	—		200
Interest	24,306	3,062	—	—	—		27,368
Depreciation and amortization	8,820	2,089	—	—	162	(G)	11,071
General and administrative	1,715	—	—	—	196	(H)	1,911

Total expenses	62,214	9,179	(16)	—	358		71,735

Loss before gain on sale of real estate, equity in net (loss) income of uncombined/unconsolidated real estate entities, and minority interests	(4,379)	(99)	(678)	1,455	(358)		(4,059)
Gain on sale of real estate	975	—	—	—	—		975
Equity in net (loss) income of uncombined/unconsolidated real estate entities	(2,087)	(157)	919	(5,119)	—		(6,444)
Minority interests	(486)	1,614	—	—	3,993	(I)	5,121

(Loss) income before benefit for income taxes	(5,977)	1,358	241	(3,664)	3,635		(4,407)
Benefit for income taxes	390	—	—	—	1,373	(J)	1,763

Net (loss) income	$(5,587)	$1,358	$241	$(3,664)	$5,008		$(2,644)

Pro forma loss per share – basic and diluted							$(0.19)
Pro forma weighted average common shares outstanding— basic and diluted							14,290,097

See accompanying notes to pro forma condensed consolidated financial statements

THOMAS PROPERTIES GROUP, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements

The adjustments to the pro forma condensed consolidated financial statements as of December 31, 2004 and for the year ended December 30, 2004 are as follows:

(A)	Reflects the Company’s historical consolidated balance sheet as of December 31, 2004.

(B)	Reflects the acquisition of the MCP Properties, and related financing transaction. On March 2, 2005, TPG/CalSTRS, LLC, a joint venture between the Company and the California State Teachers’ Retirement System, completed the acquisition of the MCP Properties. The purchase price of the properties was $136.0 million and the acquisition and closing costs were $4.2 million. The purchase and closing costs were funded with $105.0 million of first mortgage financing proceeds and $35.2 million of equity provided by the joint venture, of which we provided $8.8 million and CalSTRS provided $26.4 million

(C)	Reflects the Company’s historical consolidated statement of operations for the period from October 13, 2004 through December 31, 2004 and the Company’s Predecessor historical combined statement of operations for the period from January 1, 2004 through October 12, 2004.

The Company owns 46.3% of Thomas Properties Group, L.P. (the “Operating Partnership”) and has control over major decisions of the Operating Partnership. Accordingly, we consolidate the revenues and expenses of the Operating Partnership. See note (I) for the pro forma adjustment to allocate 53.7% of the net loss of the Operating Partnership to the limited partners of the Operating Partnership.

(D)	Reflects the acquisition of equity interests in One Commerce Square owned by a third party, and the resulting combination of One Commerce Square beginning June 1, 2004. Through May 31, 2004, the Predecessor used the equity method to account for its investment in One Commerce Square since the Predecessor had significant influence, but not control, over major decisions, including selling and refinancing this property. However, based on the terms of the purchase agreement, effective June 1, 2004, One Commerce Square was considered a variable interest entity and is consolidated. Upon purchase of the preferred equity interests at the completion of the Offering, we owned 89% of One Commerce Square. Entities affiliated with the Company retained an 11% ownership interest. The purchase method of accounting is used to reflect the acquisition of the redeemable preferred equity interests in One Commerce Square by the Company.

(E)	Reflects acquisition of interests in unconsolidated subsidiaries. The Company used the equity method to account for its 5% investment in the TPG/CalSTRS, LLC joint venture since the Company did not have control over major decisions, including selling and refinancing the property. With the purchase of an additional interest in the joint venture at the completion of the Offering, we increased our ownership interest in the TPG/CalSTRS, LLC joint venture from 5% to 25% and have an indirect ownership interest of 21.3% in City National Plaza. In addition, the Company purchased a 25% interest in Reflections I and II, which we hold through our joint venture with CalSTRS. The Company will continue to account for its investment in the joint venture.

(F)	Reflects the acquisition of the MCP Properties, and related financing transaction.

(G)	Increase in depreciation of buildings and improvements related to purchase accounting adjustments to investments in real estate resulting from acquisition of minority owners’ interests in the Predecessor at the completion of the Offering.

(H)	Restricted stock awards issued at the completion of the Offering that have a two to three-year vesting period.

(I)	Allocation of minority interest in net loss of the Operating Partnership as a result of issuing limited partnership units in the Operating Partnership to certain former owners of the Predecessor.

(J)	Represents pro forma income tax benefit adjustment (based on statutory tax rate of 40%) on our pro forma pretax loss.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS PROPERTIES GROUP, INC.

/s/ Diana M. Laing
Diana M. Laing
Chief Financial Officer

May 13, 2005